Exhibit 99.1

3rd  Quarter 2012 Statistical Supplement

CONTENTS

2	DUKE ENERGY CORPORATION		15	APPENDIX

	2	Consolidating Statement of Operations (Current Year)		15	Duke Energy Ohio Supplement (Current Year)

	3	Consolidating Statement of Operations (Prior Year)		16	Duke Energy Ohio Supplement (Prior Year)

	4	Consolidating Balance Sheet - Assets		17	Commercial Power Operating Statistics

	5	Consolidating Balance Sheet - Liabilities and Equity		18	International Energy Operating Statistics

				19	Reconciliation of “As Reported” Results to “As Recasted”

6	U.S. FRANCHISED ELECTRIC AND GAS

	6	Consolidating Segment Income (Current Year)

	7	Consolidating Segment Income (Prior Year)

	8	Consolidating Balance Sheet - Assets

	9	Consolidating Balance Sheet - Liabilities and Equity

	10	Operating Statistics (Duke Energy Carolinas)

	11	Operating Statistics (Progress Energy Carolinas)

	12	Operating Statistics (Progress Energy Florida)

	13	Operating Statistics (Duke Energy Ohio - Electric & Gas)

	14	Operating Statistics (Duke Energy Indiana - Electric)

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Nine Months Ended
	U.S. Franchised	Commercial	International		Eliminations/	September 30,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

OPERATING REVENUES
Regulated electric	$10,841	$88	$-	$(3)	$(34)	$10,892
Non-regulated electric, natural gas, and other	35	1,519	1,181	54	(81)	2,708
Regulated natural gas	331	-	-	-	(2)	329
Total operating revenues	11,207	1,607	1,181	51	(117)	13,929

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	3,848	-	-	-	-	3,848
Fuel used in electric generation and purchased power - non-regulated	-	947	394	30	(43)	1,328
Cost of natural gas and coal sold	95	34	55	-	-	184
Operation, maintenance and other	2,474	328	241	293	(74)	3,262
Depreciation and amortization	1,275	172	74	99	-	1,620
Property and other taxes	640	31	4	6	-	681
Impairment charges (a)	582	-	-	86	-	668
Total operating expenses	8,914	1,512	768	514	(117)	11,591
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	13	11	-	(3)	-	21
OPERATING INCOME	2,306	106	413	(466)	-	2,359

OTHER INCOME AND EXPENSES
Other income and expenses, net	227	26	136	14	-	403
Interest Expense	546	55	60	196	-	857
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,987	77	489	(648)	-	1,905
Income Tax Expense (Benefit)	723	5	129	(292)	-	565
INCOME (LOSS) FROM CONTINUING OPERATIONS	1,264	72	360	(356)	-	1,340
Less: Net Income attributable to non-controlling interest	1	1	10	-	-	12
SEGMENT INCOME/NET EXPENSE FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	1,263	71	350	(356)	-	1,328
Income from Discontinued Operations, net of tax						5
NET INCOME ATTRIBUTABLE TO DUKE ENERGY CORPORATION						$1,333

(a) Primarily due to $580 million of non-cash impairment charges related to the Edwardsport IGCC project.

Consolidated Data	2

Duke Energy Corporation

CONSOLIDATING STATEMENT OF OPERATIONS

(Unaudited)

						Nine Months Ended
	U.S. Franchised	Commercial	International		Eliminations/	September 30,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2011

OPERATING REVENUES
Regulated electric	$7,719	$476	$-	$2	$(32)	$8,165
Non-regulated electric, natural gas, and other	29	1,450	1,114	32	(39)	2,586
Regulated natural gas	410	-	-	-	-	410
Total operating revenues	8,158	1,926	1,114	34	(71)	11,161

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	2,413	190	-	-	-	2,603
Fuel used in electric generation and purchased power - non-regulated	-	794	354	-	(1)	1,147
Cost of natural gas and coal sold	153	55	54	-	-	262
Operation, maintenance and other	2,131	407	236	2	(71)	2,705
Depreciation and amortization	1,032	173	66	76	(1)	1,346
Property and other taxes	495	34	5	1	3	538
Impairment charges (a)	222	88	-	-	(1)	309
Total operating expenses	6,446	1,741	715	79	(71)	8,910
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	2	15	-	(8)	-	9
OPERATING INCOME (LOSS)	1,714	200	399	(53)	-	2,260

OTHER INCOME AND EXPENSES
Other income and expenses, net	201	21	166	43	-	431
Interest Expense	419	67	31	118	-	635
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,496	154	534	(128)	-	2,056
Income Tax Expense (Benefit)	521	43	154	(85)	-	633
INCOME (LOSS) FROM CONTINUING OPERATIONS	975	111	380	(43)	-	1,423
Less: Net Income (Loss) attributable to non-controlling interest	-	8	10	(12)	-	6
INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	975	103	370	(31)	-	1,417
Income from Discontinued Operations, net of tax						1
NET INCOME (LOSS) ATTRIBUTABLE TO DUKE ENERGY CORPORATION	975	103	370	(31)	1	$1,418

(a) Primarily due to a non-cash impairment charge related to the Edwardsport IGCC project at U.S. Franchised Electric & Gas and a non-cash impairment charge related to Emission Allowances at Commercial Power.

Consolidated Data	3

Duke Energy Corporation

CONSOLIDATING BALANCE SHEET - ASSETS

(Unaudited)

	U.S. Franchised	Commercial	International		Eliminations/	September 30,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

CURRENT ASSETS
Cash and cash equivalents	$380	$8	$987	$385	$1	$1,761
Short-term investments	-	-	335	-	-	335
Receivables, net	1,163	86	251	98	(2)	1,596
Restricted receivables of variable interest entities, net	1,224	26	-	-	-	1,250
Receivables from affiliated companies	178	605	121	12,367	(13,271)	-
Notes receivable from affiliated companies	796	45	-	548	(1,389)	-
Inventory	2,822	122	84	13	-	3,041
Other	1,289	246	33	571	(16)	2,123
Total current assets	7,852	1,138	1,811	13,982	(14,677)	10,106

INVESTMENTS AND OTHER ASSETS
Investments in equity method unconsolidated affiliates	6	268	90	178	-	542
Investments and advances (from) to subsidiaries	23	(6)	(9)	41,857	(41,865)	-
Nuclear decommissioning trust funds	4,155	-	-	-	-	4,155
Goodwill	15,825	62	293	-	-	16,180
Intangibles, net	88	245	26	1	(1)	359
Notes receivable	4	-	68	452	(450)	74
Restricted other assets of variable interest entities	-	115	-	-	-	115
Other	1,311	39	129	690	17	2,186
Total investments and other assets	21,412	723	597	43,178	(42,299)	23,611

PROPERTY, PLANT AND EQUIPMENT
Cost	89,674	5,420	3,429	1,633	-	100,156
Cost, variable interest entities	16	945	-	-	-	961
Accumulated depreciation and amortization	(29,786)	(841)	(936)	(756)	1	(32,318)
Generation facilities to be retired, net	232	-	-	-	-	232
Net property, plant and equipment	60,136	5,524	2,493	877	1	69,031

REGULATORY ASSETS AND DEFERRED DEBITS
Regulatory Assets	8,481	66	-	550	-	9,097
Other	109	32	-	28	(6)	163
Total regulatory assets and deferred debits	8,590	98	-	578	(6)	9,260
TOTAL ASSETS	97,990	7,483	4,901	58,615	(56,981)	112,008

Segment reclassifications and other adjustments	(1,071)	(586)	(111)	(55,409)	57,177	-

REPORTABLE SEGMENT ASSETS	$96,919	$6,897	$4,790	$3,206	$196	$112,008

Consolidated Data	4

Duke Energy Corporation

CONSOLIDATING BALANCE SHEET - LIABILITIES AND EQUITY

(Unaudited)

	U.S. Franchised	Commercial	International		Eliminations/	September 30,
(In millions)	Electric and Gas	Power	Energy	Other	Adjustments	2012

CURRENT LIABILITIES
Accounts payable	$1,484	$150	$25	$253	$-	$1,912
Accounts payable to affiliated companies	12,715	19	3	468	$(13,205)	$-
Notes payable to affiliated companies	509	84	-	838	$(1,431)	$-
Notes payable and commercial paper	-	-	-	600	-	600
Non-recourse notes payable of variable interest entities	275	-	-	-	-	275
Taxes accrued (prepaid)	470	(47)	24	223	(69)	601
Interest accrued	348	6	11	111	(2)	474
Current maturities of long-term debt	2,034	56	144	254	-	2,488
Other	1,686	69	65	427	(41)	2,206
Total current liabilities	19,521	337	272	3,174	(14,748)	8,556

LONG-TERM DEBT	23,763	433	537	10,472	(7)	35,198
NON-RECOURSE LONG-TERM DEBT OF VARIABLE INTEREST ENTITIES	300	611	-	-	-	911
NOTES PAYABLE TO AFFILIATED COMPANIES	450	-	-	-	(450)	-

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	10,712	1,156	172	(1,752)	29	10,317
Investment tax credits	462	-	-	-	-	462
Liabilities associated with assets held for sale	-	-	-	-	-	-
Accrued pension and other post-retirement benefit costs	1,811	73	-	658	-	2,542
Asset retirement obligations	4,820	25	1	-	-	4,846
Regulatory Liabilities	5,561	-	-	178	-	5,739
Other	1,617	150	71	454	57	2,349
Total deferred credits and other liabilities	24,983	1,404	244	(462)	86	26,255

PREFERRED STOCK OF SUBSIDIARIES	93	-	-	-	-	93

EQUITY
Total Duke Energy Corporation shareholders’ equity	28,880	4,682	3,779	45,426	(41,862)	40,905
Noncontrolling interests	-	16	69	5	-	90
Total equity	28,880	4,698	3,848	45,431	(41,862)	40,995

TOTAL LIABILITIES AND EQUITY	97,990	7,483	4,901	58,615	(56,981)	112,008

Segment reclassifications and other adjustments	(1,071)	(586)	(111)	(55,409)	57,177	-

REPORTABLE SEGMENT LIABILITIES AND EQUITY	$96,919	$6,897	$4,790	$3,206	$196	$112,008

Consolidated Data	5

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

							Nine Months Ended
	Duke Energy	Progress Energy	Progress Energy	Duke Energy	Duke Energy	Eliminations/	September 30,
(In millions)	Carolinas, LLC	Carolinas, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments	2012

OPERATING REVENUES
Regulated electric	$5,062	$1,396	$1,388	$960	$2,091	$(56)	$10,841
Non-regulated electric, natural gas, and other	-	-	-	-	-	35	35
Regulated natural gas	-	-	-	331	-	-	331
Total operating revenues	5,062	1,396	1,388	1,291	2,091	(21)	11,207

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated (a)	1,385	580	799	375	853	(144)	3,848
Cost of natural gas and coal sold	-	-	-	95	-	-	95
Operation, maintenance and other	1,202	278	209	328	420	37	2,474
Depreciation and amortization	686	131	39	130	292	(3)	1,275
Property and other taxes	277	58	99	145	60	1	640
Impairment charges (b)	-	-	-	2	580	-	582
Total operating expenses	3,550	1,047	1,146	1,075	2,205	(109)	8,914
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	9	2	1	2	-	(1)	13
OPERATING INCOME (LOSS)	1,521	351	243	218	(114)	87	2,306
OTHER INCOME AND EXPENSES
Other income and expenses, net (c)	129	21	11	8	66	(8)	227
Interest Expense	284	51	61	44	104	2	546
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,366	321	193	182	(152)	77	1,987
Income Tax Expense (Benefit)	493	116	70	69	(88)	63	723
INCOME (LOSS) FROM CONTINUING OPERATIONS	873	205	123	113	(64)	14	1,264
Income from Discontinued Operations, net of tax	-	-	-	-	-	1	1
SEGMENT INCOME (LOSS) ATTRIBUTABLE TO DUKE ENERGY CORPORATION	873	205	123	113	(64)	13	1,263

(a)  Elimination amount includes $100 million of purchase power refunds at Progress Energy Florida related to Crystal River Unit 3 repairs being unlikely to commence before December 31, 2012.  This amount was recorded as expense by Progress Energy Florida but reflected as part of the purchase price allocation associated with the Progress Energy merger at Duke Energy.

(b) Primarily due to $580 million of non-cash impairment charges related to the Edwardsport IGCC project.

(c) Primarily due to an equity component of allowance for funds used during construction of $116 million for Duke Energy Carolinas, $18 million for Progress Energy Carolinas, $9 million for Progress Energy Florida, $5 million for Duke Energy Ohio and $61 million for Duke Energy Indiana.

Consolidating Segment Income	6

U.S. Franchised Electric and Gas

CONSOLIDATING SEGMENT INCOME

(Unaudited)

					Nine Months Ended
	Duke Energy	Duke Energy	Duke Energy	Eliminations/	September 30,
(In millions)	Carolinas, LLC	Ohio, Inc.	Indiana, Inc.	Adjustments	2011

OPERATING REVENUES
Regulated electric	$5,027	$702	$1,997	$(7)	$7,719
Non-regulated electric, natural gas, and other	-	-	-	29	29
Regulated natural gas	-	410	-	-	410
Total operating revenues	5,027	1,112	1,997	22	8,158

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	1,557	109	748	(1)	2,413
Cost of natural gas and coal sold	-	153	-	-	153
Operation, maintenance and other	1,339	322	464	6	2,131
Depreciation and amortization	601	133	297	1	1,032
Property and other taxes	259	178	61	(3)	495
Impairment charges (a)	-	-	222	-	222
Total operating expenses	3,756	895	1,792	3	6,446
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	2	1	-	(1)	2
OPERATING INCOME	1,273	218	205	18	1,714

OTHER INCOME AND EXPENSES
Other income and expenses, net (b)	139	11	70	(19)	201
Interest Expense	264	49	104	2	419
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,148	180	171	(3)	1,496
Income Tax Expense	412	65	52	(8)	521
SEGMENT INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO DUKE ENERGY CORPORATION	736	115	119	5	975

(a) Primarily due to a non-cash impairment charge related to the Edwardsport IGCC project.

(b) Primarily due to an equity component of allowance for funds used during construction of $125 million for Carolinas, $4 million for Ohio and $64 million for Indiana, respectively.

Consolidating Segment Income	7

U.S. Franchised Electric and Gas

CONSOLIDATING BALANCE SHEET - ASSETS

(Unaudited)

	Duke Energy	Progress Energy	Progress Energy	Duke Energy	Duke Energy	Eliminations/	September 30,
(In millions)	Carolinas, LLC	Carolinas, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	2012

CURRENT ASSETS
Cash and cash equivalents	$314	$19	$20	$10	$18	$(1)	$380
Receivables, net	135	486	434	84	23	1	1,163
Restricted receivables of variable interest entities, net	738	-	-	-	-	486	1,224
Receivables from affiliated companies	24	96	21	174	135	(272)	178
Notes receivable from affiliated companies	811	-	-	39	-	(54)	796
Inventory	993	749	618	106	356	-	2,822
Other	426	193	391	112	121	46	1,289
Total current assets	3,441	1,543	1,484	525	653	206	7,852

INVESTMENTS AND OTHER ASSETS
Investments in equity method unconsolidated affiliates	1	2	3	-	-	-	6
Investments and advances to (from) subsidiaries	24	-	-	(1)	-	-	23
Nuclear decommissioning trust funds	2,311	1,223	621	-	-	-	4,155
Goodwill	-	-	-	921	-	14,904	15,825
Intangibles, net	13	6	23	3	43	-	88
Notes receivable	1	-	-	-	3	-	4
Other	790	207	158	40	108	8	1,311
Total investments and other assets	3,140	1,438	805	963	154	14,912	21,412

PROPERTY, PLANT AND EQUIPMENT
Cost	33,961	20,841	15,476	6,442	11,843	1,111	89,674
Cost, variable interest entities	-	16	-	-	-	-	16
Accumulated depreciation and amortization	(11,553)	(8,025)	(4,594)	(1,976)	(3,638)	-	(29,786)
Generation facilities to be retired, net	68	164	-	-	-	-	232
Net property, plant and equipment	22,476	12,996	10,882	4,466	8,205	1,111	60,136

REGULATORY ASSETS AND DEFERRED DEBITS
Regulatory Assets	1,814	1,762	1,446	482	784	2,193	8,481
Other	72	30	42	7	23	(65)	109
Total regulatory assets and deferred debits	1,886	1,792	1,488	489	807	2,128	8,590
TOTAL ASSETS	30,943	17,769	14,659	6,443	9,819	18,357	97,990

Segment reclassifications and other adjustments	(28)	(84)	1	(44)	-	(916)	(1,071)

REPORTABLE SEGMENT ASSETS	$30,915	$17,685	$14,660	$6,399	$9,819	$17,441	$96,919

(a)  In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments related to mergers and acquisitions and restricted receivables related to Cinergy Receivables Company.

Segment Consolidating Balance Sheet	8

U.S. Franchised Electric and Gas

CONSOLIDATING BALANCE SHEET - LIABILITIES AND EQUITY

(Unaudited)

	Duke Energy	Progress Energy	Progress Energy	Duke Energy	Duke Energy	Eliminations/	September 30,
(In millions)	Carolinas, LLC	Carolinas, Inc.	Florida, Inc.	Ohio, Inc.	Indiana, Inc.	Adjustments (a)	2012

CURRENT LIABILITIES
Accounts payable	$426	$369	$399	$142	$147	$1	$1,484
Accounts payable to affiliated companies	121	87	1	3	51	12,452	12,715
Notes payable to affiliated companies	-	243	221	2	55	(12)	509
Non-recourse notes payable of variable interest entities	-	-	-	-	-	275	275
Taxes accrued	142	85	142	34	58	9	470
Interest accrued	145	71	59	23	49	1	348
Current maturities of long-term debt	427	403	435	261	404	104	2,034
Other	511	447	480	81	170	(3)	1,686
Total current liabilities	1,772	1,705	1,737	546	934	12,827	19,521

LONG-TERM DEBT	8,139	4,435	4,237	1,361	3,150	2,441	23,763
NON-RECOURSE LONG-TERM DEBT OF VARIABLE INTEREST ENTITIES	300	-	-	-	-	-	300
NOTES PAYABLE TO AFFILIATED COMPANIES	300	-	-	-	150	-	450

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	5,126	2,091	1,541	1,080	834	40	10,712
Investment tax credits	216	94	3	6	142	1	462
Accrued pension and other post-retirement benefit costs	226	725	631	80	152	(3)	1,811
Asset retirement obligations	1,934	1,623	514	23	44	682	4,820
Regulatory Liabilities	2,034	1,667	880	265	706	9	5,561
Other	955	225	214	104	64	55	1,617
Total deferred credits and other liabilities	10,491	6,425	3,783	1,558	1,942	784	24,983

PREFERRED STOCK OF SUBSIDIARIES	-	59	33	-	-	1	93

EQUITY	9,941	5,145	4,869	2,978	3,643	2,304	28,880
TOTAL LIABILITIES AND EQUITY	30,943	17,769	14,659	6,443	9,819	18,357	97,990

Segment reclassifications and other adjustments	(28)	(84)	1	(44)	-	(916)	(1,071)

REPORTABLE SEGMENT LIABILITIES AND EQUITY	$30,915	$17,685	$14,660	$6,399	$9,819	$17,441	$96,919

(a)  In addition to the elimination of intercompany balances, amounts include purchase accounting adjustments related to the mergers and acquisitions and non-recourse notes payable of Cinergy Receivables Company.

Segment Consolidating Balance Sheet	9

Franchised Electric - Duke Energy Carolinas

OPERATING STATISTICS

(Unaudited)

	Nine Months Ended September 30,
	2012	2011

ELECTRIC ENERGY SALES (GWH)
Residential	20,534	22,692
General service	21,057	21,236
Industrial	15,899	15,782
Other energy and wholesale	4,681	4,901
Total GWh sales billed	62,171	64,611
Unbilled GWh sales	(356)	(985)
TOTAL GWH SALES	61,815	63,626

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	2,051	2,040
General service	337	335
Industrial	7	7
Other energy and wholesale	14	14
TOTAL AVERAGE NUMBER OF CUSTOMERS	2,409	2,396

Operating Statistics	10

Franchised Electric - Progress Energy Carolinas

OPERATING STATISTICS

(Unaudited)

	Nine Months Ended September 30,
	2012	2011

ELECTRIC ENERGY SALES (GWH)
Residential	12,915	14,480
General service	11,565	11,787
Industrial	7,884	8,040
Other energy and wholesale	11,230	9,933
Total GWh sales billed	43,594	44,240
Unbilled GWh sales	(207)	(626)
TOTAL GWH SALES	43,387	43,614

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	1,230	1,221
General service	219	217
Industrial	4	4
Other energy and wholesale	2	2
TOTAL AVERAGE NUMBER OF CUSTOMERS	1,455	1,444

Operating Statistics	11

Franchised Electric - Progress Energy Florida

OPERATING STATISTICS

(Unaudited)

	Nine Months Ended September 30,
	2012	2011

ELECTRIC ENERGY SALES (GWH)
Residential	13,942	15,144
General service	11,284	11,437
Industrial	2,384	2,459
Other energy and wholesale	1,409	2,249
Total GWh sales billed	29,019	31,289
Unbilled GWh sales	795	17
TOTAL GWH SALES	29,814	31,306

AVERAGE NUMBER OF CUSTOMERS (IN THOUSANDS)
Residential	1,463	1,452
General service	188	186
Industrial	2	2
Other energy and wholesale	2	2
TOTAL AVERAGE NUMBER OF CUSTOMERS	1,655	1,642

Operating Statistics	12

Franchised Electric - Duke Energy Ohio Electric & Gas

OPERATING STATISTICS

(Unaudited)

	Nine Months Ended September 30,
	2012	2011

ELECTRIC ENERGY SALES (GWH)
Residential	6,770	7,101
General service	7,188	7,440
Industrial	4,340	4,369
Other energy and wholesale	321	582
Total GWh sales billed	18,619	19,492
Unbilled GWh sales	(19)	(177)
TOTAL GWH SALES	18,600	19,315

AVERAGE NUMBER OF ELECTRIC AND GAS CUSTOMERS (IN THOUSANDS)
Residential	1,202	1,196
General service	129	129
Industrial	4	4
Other energy and wholesale	3	3
TOTAL AVERAGE NUMBER OF ELECTRIC AND GAS CUSTOMERS	1,338	1,332

AVERAGE NUMBER OF ELECTRIC CUSTOMERS (IN THOUSANDS)
Residential	734	730
General service	86	85
Industrial	2	2
Other energy and wholesale	3	3
TOTAL AVERAGE NUMBER OF ELECTRIC CUSTOMERS	825	820

AVERAGE NUMBER OF GAS CUSTOMERS (IN THOUSANDS)
Residential	468	466
General service	43	44
Industrial	2	2
Other energy	-	-
TOTAL AVERAGE NUMBER OF GAS CUSTOMERS	513	512

Operating Statistics	13

Franchised Electric - Duke Energy Indiana Electric

OPERATING STATISTICS

(Unaudited)

	Nine Months Ended September 30,
	2012	2011

ELECTRIC ENERGY SALES (GWH)
Residential	6,939	7,402
General service	6,383	6,414
Industrial	7,872	7,682
Other energy and wholesale	4,495	4,283
Total GWh sales billed	25,689	25,781
Unbilled GWh sales	(5)	(280)
TOTAL GWH SALES	25,684	25,501

AVERAGE NUMBER OF ELECTRIC CUSTOMERS (IN THOUSANDS)
Residential	683	678
General service	100	100
Industrial	3	3
Other energy and wholesale	1	1
TOTAL AVERAGE NUMBER OF ELECTRIC CUSTOMERS	787	782

Operating Statistics	14

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Nine Months Ended September 30, 2012

(Unaudited)

	Franchised Electric and Gas		Commercial Power	Other	Consolidated
	Ohio
	Transmission &	Duke Energy
(In millions)	Distribution	Kentucky, Inc.

OPERATING REVENUES
Regulated electric	$704	$256	$88	$(1)	$1,047
Non-regulated electric and other	-	-	1,049	(41)	1,008
Regulated natural gas	269	62	-	-	331
Total operating revenues	973	318	1,137	(42)	2,386

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	272	103	-	-	375
Fuel used in electric generation and purchased power - non-regulated	-	-	690	(41)	649
Cost of natural gas and coal sold	70	25	-	-	95
Operation, maintenance and other	234	94	216	35	579
Depreciation and amortization	97	33	119	-	249
Property and other taxes	136	9	20	1	166
Goodwill and other impairment charges	2	-	-	(2)	-
Total operating expenses	811	264	1,045	(7)	2,113
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	2	-	1	(1)	2
OPERATING INCOME (LOSS)	164	54	93	(36)	275

OTHER INCOME AND EXPENSES, NET	7	1	4	1	13
INTEREST EXPENSE	31	13	26	-	70
INCOME (LOSS) BEFORE INCOME TAXES	140	42	71	(35)	218
INCOME TAX EXPENSE (BENEFIT)	54	15	27	(11)	85
INCOME FROM CONTINUING OPERATIONS	86	27	44	(24)	133
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	-	-	(2)	2	-
NET INCOME (LOSS)	$86	$27	$42	$(22)	$133

Duke Energy Ohio Supplement	15

Duke Energy Ohio Supplement

CONSOLIDATED STATEMENTS OF OPERATIONS

Nine Months Ended September 30, 2011

(Unaudited)

	Franchised Electric and Gas		Commercial Power	Other	Consolidated
	Ohio
	Transmission &	Duke Energy
(In millions)	Distribution	Kentucky, Inc.

OPERATING REVENUES
Regulated electric	$439	$263	$476	$(3)	$1,175
Non-regulated electric and other	-	-	826	(1)	825
Regulated natural gas	326	84	-	1	411
Total operating revenues	765	347	1,302	(3)	2,411

OPERATING EXPENSES
Fuel used in electric generation and purchased power - regulated	-	109	190	-	299
Fuel used in electric generation and purchased power - non-regulated	-	-	501	(1)	500
Cost of natural gas and coal sold	113	40	-	-	153
Operation, maintenance and other	231	91	274	10	606
Depreciation and amortization	97	36	126	-	259
Property and other taxes	169	9	22	-	200
Goodwill and other impairment charges	-	-	88	-	88
Total operating expenses	610	285	1,201	9	2,105
GAINS ON SALES OF OTHER ASSETS AND OTHER, NET	1	-	3	-	4
OPERATING INCOME (LOSS)	156	62	104	(12)	310

OTHER INCOME AND EXPENSES, NET	8	3	4	2	17
INTEREST EXPENSE	36	13	28	1	78
INCOME (LOSS) BEFORE INCOME TAXES	128	52	80	(11)	249
INCOME TAX EXPENSE (BENEFIT)	44	21	31	(4)	92
INCOME FROM CONTINUING OPERATIONS	84	31	49	(7)	157
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAX	-	-	-	-	-
NET INCOME (LOSS)	$84	$31	$49	$(7)	$157

Duke Energy Ohio Supplement	16

Commercial Power

OPERATING STATISTICS

(Unaudited)

	Nine Months Ended September 30,
	2012	2011
	(GWh)
GENERATION
Coal	12,421	13,420
Gas	13,483	8,476
Renewables	2,399	2,286
Actual plant generation	28,303	24,182

Net proportional megawatt capacity in operation	7,760	8,300

Operating Statistics	17

International Energy

OPERATING STATISTICS

(Unaudited)

	Nine Months Ended September 30,
	2012	2011

Sales, GWh	15,264	13,868
Net proportional megawatt capacity in operation	4,465	4,190

Operating Statistics	18

Duke Energy Corporation

Reconciliation of “As Reported” Results to “As Recasted”

Nine Months Ended September 30, 2011

(Unaudited)

	USFE&G	Commercial Power	International Energy	Total Segments	Other	Duke Energy

Reported EBIT (Prior Segment Measure)	$2,052	$217	$527	$2,796	$(176)	$2,620
Special Items:
Costs to Achieve, Progress Merger	-	-	-	-	29	29
Edwardsport Impairment	222	-	-	222	-	222
Emission Allowances Impairment	-	79	-	79	-	79
Economic hedges	-	3	-	3	-	3
Adjusted EBIT (Corporate Measure)	2,274	299	527	3,100	(147)	2,953

Segment allocation changes
Corporate governance costs	(134)	(16)	(7)	(157)	157	-

Line item mapping changes:
Other income and expense below EBIT	(3)	20	45	62	9	71
Interest expense	(419)	(67)	(31)	(517)	(118)	(635)
Income taxes	(608)	(72)	(154)	(834)	79	(755)
Noncontrolling interest	-	(8)	(10)	(18)	12	(6)
Adjusted Segment Income (Corporate Measure)	1,110	156	370	1,636	(8)	1,628

Special Items, net of tax:
Costs to Achieve, Progress Merger	-	-	-	-	(23)	(23)
Edwardsport Impairment	(135)	-	-	(135)	-	(135)
Emission Allowances Impairment	-	(51)	-	(51)	-	(51)
Economic hedges	-	(2)	-	(2)	-	(2)
Discontinued operations, net of tax	-	-	-	-	-	-
Reported Segment Income (New Segment Measure)	$975	$103	$370	$1,448	$(31)	$1,417

Purpose: This supplemental schedule reconciles the Q3 2011 segment results from the previous segment measure (EBIT) to the new segment measure (Segment Income).

Reconciliation of "As Reported" Results to "As Recasted"	19